                                                                  EXHIBIT 10.29


                         LITHIUM TECHNOLOGY CORPORATION
                           $_________ CONVERTIBLE NOTE
                               PURCHASE AGREEMENT


                                                                October 23, 1996



Mr. _____________________
_________________________
____________, ___________

Dear Sir:

         Lithium Technology Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell to you (hereinafter the addressee of this Agreement is sometimes referred to individually as the "Purchaser") $_________ principal amount of the Company's 10% Convertible Notes (the "Notes") that are convertible into shares (defined below as the "Escrowed Shares") of the Company's common stock (the "Common Stock"). The Notes and the Escrowed Shares will be offered and sold to you without being registered under the United States Securities Act of 1933, as amended (the "Securities Act"), in reliance upon certain exemptions therefrom. The Notes and the Escrowed Shares are sometimes collectively referred to herein as the "Securities".

         In connection with the offer and sale of the Notes and the Escrowed Shares, the Purchaser has been provided with copies of the Company's Report on Form 10-KSB for the year ended December 31, 1995, Reports on Form 10-QSB for the quarters ended March 31, 1996 and June 30, 1996, all of the Company's reports on Form 8-K filed with the United States Securities and Exchange Commission ("SEC") during 1996, the Company's Registration Statement on Form SB-2 as filed with the SEC on September 3, 1996, the Company's Registration Statement on Form S-8 as filed with the SEC on October 9, 1996, and all of the Company's press releases issued during 1996 (collectively, the "Disclosure Documents").

         1.       Purchase and Delivery.

                  (a) Upon the basis of the representations and warranties and other terms and conditions herein contained, the Company hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the aforesaid principal amount of Notes. The Purchaser agrees to purchase the principal amount of the Notes as set forth opposite the Purchaser's name on the signature page of this Agreement.

                  (b) Payment for the Notes shall be made by the Purchaser in United States Dollars by wire transfer or certified or official bank check or checks, payable to the order of the Company in New York Clearing House or other next day funds, as instructed by the Company, in the aforesaid amount at 10:00 a.m., New York City time, on the date hereof or at such other time and date as the Purchaser and the Company may agree upon in writing, such time and date being herein called the "Closing Date", against delivery of (i) the Notes to the Purchaser and (ii) such other documents and closing deliveries as are mutually agreed upon.

                  (c) The principal amount of the Notes shall be repaid on the earlier to occur of (i) the expiration of the period of ninety (90) days from and after the Closing Date or (ii) the closing of an underwritten offering of the Company's Common Stock registered with the SEC and as described in the commitment letter between the Company and Laidlaw & Co. attached hereto as Exhibit A (hereinafter the "Underwritten Offering"). The repayment date shall hereinafter be referred to as the "Maturity Date". The Company shall have the right upon five (5) days prior written notice to extend the Maturity Date of the Notes on two (2) occasions (respectively the "First Extension" and the "Second Extension") for periods not to exceed thirty (30) days. The Company shall not have the right to extend the Maturity Date of the Notes beyond the closing date of the Underwritten Offering. In the event that (a) the Company has not delivered either of the aforesaid extension notices and (b) the Company has not repaid the Notes as of the then applicable Maturity Date, the Company shall nevertheless be deemed to have elected to extend the Notes as if the Company actually had delivered the extension notice, and the First Extension Shares and/or the Second Extension Shares as applicable (as defined in the stock purchase agreement referred to in Section 1(d) hereof as Exhibit B) shall be deemed to have been earned by the Purchaser. Interest on the Notes arising on or before the 150th day after the Closing Date shall be paid and satisfied in full by the Investment/Interest Shares issued to the Purchaser in accordance with the stock purchase agreement referred to in Section 1(d) hereof as Exhibit B. In the event that any principal amount of the Notes remains unpaid or not converted into Escrowed Shares on or after 151st day after the Closing Date, the unpaid principal amount (until paid or converted into Escrowed Shares) shall accrue interest at the rate of 10.0% per annum based on a 360-day year, which interest
(i) shall accrue for, and be payable in cash at the end of, the first six months commencing on such 151st day and (ii) shall thereafter accrue and be payable in cash on a monthly basis in arrears.

                  (d) In the event that the principal amount of the Notes is not repaid on or before the expiration of the period of ninety (90) days from and after the Closing Date, the Company shall on the 91st day from and after the Closing Date, in accordance with the applicable terms of the stock purchase agreement in substantially the form of Exhibit B hereto, cause to be issued to the Purchaser and deposited with an escrow agent mutually satisfactory to the Purchaser and the Company, pursuant to an exemption from registration of the Common Stock under Regulation S under the Securities Act the number of shares of Common Stock of the Company equal to U.S. $3,500,000 divided by 70% of the lesser of (i) the Current Market Value of the Company's Common Stock on the date of issuance of such shares or (ii) the Current Market Value of the Company's Common Stock on the Closing Date, which quotient shall then be multiplied by the fraction whose numerator is the principal amount of the Purchaser's Notes on the Closing Date and whose denominator is $1,750,000 (the "Escrowed Shares") provided, however, that in the event that the Company exercises the First Extension and the Current Market Value of the Company's Common Stock is less on the 121st day after the Closing Date than the Current Market Value of the Company's Common Stock was on the 91st day after the Closing Date, then the number of Escrowed Shares determined in accordance with this sentence, issued to the Purchaser, and deposited with the aforementioned escrow agent shall be recalculated as of the 121st day as if the Current Market Value of the Company's Common Stock referred to in sub-clause (i) of this Section 1(d) were determined on such 121st day after the Closing Date; and further, provided, that in the event that the Company exercises the Second Extension and the Current Market Value of the Company's Common Stock is less on the 151st day after the Closing Date than the Current Market Value of the Company's Common Stock was on either the 91st day after the Closing Date or the 121st day after the Closing Date, then the number of Escrowed Shares determined in accordance with this sentence, issued to the Purchaser, and deposited with the aforementioned escrow agent shall be recalculated as of the 151st day after the Closing Date as if the Current Market Value of the Company's Common Stock referred to in sub-clause (i) of this Section 1(d) were determined on such 151st day after the Closing Date. It is the expressed understanding of the Purchaser and the Company that the Escrowed Shares shall not be released from escrow until and unless an Event of Default (as defined in the Notes) has occurred under the Notes, or as otherwise provided herein or in the Escrow Agreement.

                  (e) For purposes of this Agreement, the term "Current Market Value" shall mean the average of the daily averages of the closing bid and closing asked prices of the Common Stock for the five (5) trading days immediately preceding the days on which the calculation is being made and given effect.

                  (f) In the event the Company pre-pays the Notes in full on or before the 39th day after the Closing Date, the Company shall receive from the Purchaser (to be retired into the Company's treasury) the number of the Purchaser's Investment/Interest Shares (as defined in the stock purchase agreement referred to in Section 1(d) hereof as Exhibit B) or other shares of the Company's Common Stock owned by the Purchaser that is equal to:

                           Principal Amount of
                           Purchaser's Notes on              Prepayment        Prepayment
 $43,750  X                Closing Date           divided by Discount Price =  Discount
                           --------------------
                           $1,750,000                                          Shares


For purposes of this Agreement the term "Prepayment Discount Price" shall mean the greater of (i) the Current Market Value of the Company's Common Stock on the Closing Date or (ii) the Current Market Value of the Company's Common Stock on the day of such pre-payment.

                  (g) The Notes shall be issued in substantially the form attached hereto as Exhibit C.

         2. Conversion Privilege and Conversion Rate. Subject to and upon compliance with the provisions of this Section 2, at the option of the Purchaser after an Event of Default, all or a portion of the outstanding Notes may be converted into the number of Escrowed Shares (calculated as to the nearest 1/100 of a share) calculated by taking the number of Escrowed Shares issued to the Purchaser pursuant to Section 1(d), and multiplying such number of Escrowed Shares by the fraction whose numerator is the principal amount of the Notes being so converted, and whose denominator is the principal amount of the Purchaser's Notes on the Closing Date. Such conversion right shall expire upon the earlier of (i) repayment of the Notes or (ii) November 2, 1998, and such conversion right shall be the Purchaser's exclusive remedy in the event of the Company's failure to pay the principal amount of the Notes. In the event that any or all of the principal amount of the Purchaser's Notes remains unpaid at the close of business on November 2, 1998, such unpaid principal amount shall be converted in full into the Escrowed Shares as provided herein, which Escrowed Shares shall be delivered to the Purchaser by the Escrow Agent and shall constitute payment in full of any and all obligations under the Notes other than any accrued and unpaid interest.

                  (a) Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Purchaser shall surrender all the Notes, duly endorsed, in accordance with the escrow agreement substantially in the form of Exhibit D hereto (the "Escrow Agreement") accompanied by written notice to the Company that the Purchaser elects to convert such Notes, unless otherwise provided herein.

                  (b) Notes shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Notes for conversion in accordance with the foregoing provisions, and at such time the rights of the Purchaser of such Notes shall cease except for the right of the Purchaser to receive the specified shares, and the Purchaser shall be treated for all purposes as the record holder of such Common Stock at such time. As promptly as practicable on or after the conversion date but within three days thereafter if the Purchaser has an agent in New York City to accept delivery of the stock certificates and within five days thereafter if the Purchaser does not have an agent in New York City to accept delivery of the stock certificates, the Company shall issue and shall deliver to the Purchaser a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share. All shares of Common Stock delivered upon conversion thereof shall bear a restrictive legend to comply with applicable securities laws.

                  (c) Fractions of Shares. No fractional shares of Common Stock shall be issued upon conversion of Notes. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Notes, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Value per share of Common Stock on the business day immediately preceding the day of conversion.

         3. Company's Representations and Warranties. The Company hereby represents and warrants to, and agrees with, the Purchasers that:

                  (a) The Disclosure Documents do not contain any untrue statement of a material fact or omit to state any material fact as of their respective dates of filing with the SEC and/or issuance to the media (as applicable) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There has been no material adverse change in the Company's business or financial condition since October 14, 1996.

                  (b) The Company has been duly incorporated, is validly existing, and is in good standing under the laws of the State of Delaware with corporate power and authority to own its property and to conduct its business as described in the Disclosure Documents and to enter into and perform its obligations under this Agreement.

                  (c) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company with respect to any securities of the Company. The shares of Common Stock issuable upon conversion of the Notes have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Company is a "Domestic Issuer" and a "Reporting Issuer," as such terms are defined by Rule 902 of Regulation S. The Company has registered its common stock pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of either Section 13(a) or 15(d) of the Exchange Act, and the Company's common stock trades on the Electronic Bulletin Board. The Company has not offered the Notes or its shares (which are the subject matter of this Agreement or the note agreements, stock purchase agreements, and/or warrants of even date herewith) to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. Person (as defined by Regulation S). At the time the buy order (if any) was originated, the Company and/or its agents reasonably believed the Purchaser was outside the United States and was not a U.S. Person based on the Purchaser's representations set forth herein. The Company and/or its agents reasonably believe that the sale of Escrowed Shares has not been prearranged with a buyer in the United States. The execution and delivery of this Agreement and the consummation of the issuance of the Escrowed Shares and the transactions contemplated by this Agreement do not and will not
(1) require the consent, authorization, or approval of any third party or any government body, or (2) conflict with or result in a material breach by the Company of any of the terms or provisions of, or constitute a material default under, the articles of incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets. The Company will instruct its transfer agent to issue one or more share certificates representing the Escrowed Shares with the following restrictive legend set forth below in the name of the Purchaser and in such denominations to be specified by the Purchaser prior to closing:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF TO ANY U.S. PERSON (AS SUCH TERM IS DEFINED UNDER REGULATION S) UNTIL THE 41st DAY FOLLOWING THE DATE OF THEIR PURCHASE BY THE REGISTERED HOLDER. AS SUCH, THIS LEGEND, AND ANY EXISTING STOP TRANSFER INSTRUCTIONS TO THE TRANSFER AGENT SHALL EXPIRE ON _______, 1996.

         The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period (as defined by Regulation S), have been given to the transfer agent and also warrants that the Escrowed Shares shall otherwise be freely transferable on the books and records of the Company after the end of the Restricted Period in compliance with Regulation S. The Company will notify the transfer agent of the date of completion of the offering and of the date of expiration of the Restricted Period. The Company has taken and will take no action that will affect in any way the running of the Restricted Period or the ability of the Purchaser to resell the Escrowed Shares in accordance with applicable securities laws and this Agreement; and the Company will comply with all applicable securities laws and regulations with respect to the sale of the Escrowed Shares, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or NASDAQ or any other regulatory authority.

                  (d) The Notes have been duly authorized by the Company and, when issued, delivered and paid for pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and subject, as to the enforcement of the conversion right with respect to securities held by foreign persons, to the Exon-Florio provision of the Omnibus Trade and Competitiveness Act of 1988 ("Exon-Florio").

                  (e) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and subject, as to the enforcement of the conversion right with respect to securities held by foreign persons, to the Exon-Florio provision of the Omnibus Trade and Competitiveness Act of 1988 ("Exon-Florio").

                  (f) Neither the Company nor any of its affiliates (as defined in Rule 501(b) under the Securities Act, each an "Affiliate") or any person acting on its or their behalf (other than the Purchaser) has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S") with respect to the Securities and Company, and its Affiliates and any person acting on their behalf (other than the Purchaser) have complied, and will comply, with the offering restrictions requirement of Rule 903 of Regulation S assuming for such purposes that the representations, warranties and covenants of the Purchaser contained in this Agreement are true and correct or have been and will be complied with. The Company has not entered into, and will not enter into, any contractual agreement with respect to the distribution of the Securities except for the arrangements with the Purchaser.

                  (g) To the best of the Company's knowledge after due investigation none of the Company's current products are included in any of the U.S. Government's control lists including without limitation munitions lists, U.S. Commerce Department lists, missile control lists, and chemical control lists.

         4. Purchaser's Representations and Warranties. The Purchaser hereby represents and warrants to, and agrees with, the Company that:

                  (a) The Purchaser (if not a natural person) has been duly organized, is validly existing, and is in good standing under the laws of the jurisdiction of its formation with corporate or other power and authority to own its property and to conduct its business and to enter into and perform its obligations under this Agreement.

                  (b) The execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all necessary action of the Purchaser.

                  (c) This Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as the same may be modified by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity.

                  (d) The Purchaser has received and reviewed the Company's Disclosure Documents and the Purchaser or the Purchaser's designated representative has concluded a satisfactory due diligence investigation of the Company and has had an opportunity to have all their questions regarding the Company satisfactorily answered.

                  (e) The Purchaser is acquiring the Securities for investment purposes only without intent to distribute the same, and acknowledges that (A) the Securities have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws, (B) the Purchaser will not be able to transfer the Securities except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom including without limitation Regulation S, (C) the certificates evidencing the Securities may contain a legend to the foregoing effect, (D) the Securities are speculative and involve a high degree of risk and the Purchaser is able to sustain the loss of the entire amount of his/its investment, and (E) the Purchaser has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Securities.

                  (f) The Purchaser is not a United States person, United States citizen or resident nor an entity organized under the laws of the United States or any of the States, nor located in the United States, nor purchasing the Securities directly or indirectly for the account or benefit of or on behalf of a United States citizen or resident or such entity. The Purchaser is familiar with and understand the provisions of Regulation S promulgated under the Securities Act.

         5. Covenants of the Company. In further consideration of the Purchaser's agreements herein contained, the Company covenants and agrees with the Purchaser as follows:

                  (a) To qualify the Escrowed Shares for offer and sale under the state securities or blue sky laws of such jurisdictions as the Purchaser shall reasonably request and to maintain such qualifications in effect for so long as required for the resale of the Purchaser's Escrowed Shares by the Purchaser, in no case to exceed one year from the date of conversion and except that the Company shall not be required in connection therewith to qualify as a foreign corporation.

                  (b) The Company agrees to reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon conversion of the Notes.

                  (c) The Company agrees to prepare and cause to be filed with the SEC not later than thirty (30) days after the Closing Date the registration statement contemplated by that certain commitment letter between the Company and Laidlaw & Co. pertaining to Laidlaw's firm commitment underwriting of a public offering of the Company's Common Stock to result in gross proceeds to the Company of approximately $7 million to $10 million. The Company shall promptly respond to comments received from the SEC Staff regarding such registration statement and diligently use the Company's best efforts to achieve the effectiveness of such registration statement as soon as possible and before the Maturity Date of the Notes, provided that no breach of this covenant shall be deemed to have occurred if such registration statement has not been declared effective on or before the Maturity Date if the Company has used its best efforts.

                  (d) The Company agrees to pay the legal fees and other out-of-pocket expenses of the Purchasers arising out of the transactions contemplated by this Agreement and related agreements upon the submission of appropriate invoices therefor up to a maximum of $20,000 in the aggregate for all of the Purchasers who are purchasing the Company's Notes pursuant to agreements of even date and like terms herewith.

                  (e) The Company agrees to repay the principal amount of the Notes out of the proceeds resulting from the closing of the Underwritten Offering (as defined hereinabove). In the event that the Company has not satisfied this Section 5(c) by the close of business on the first business day after the closing of the Underwritten Offering, then (notwithstanding anything to the contrary in this Agreement) the Company shall cause the Escrowed Shares to be issued and delivered to the Escrow Agent by the close of business on the second business day after the closing of the Underwritten Offering.

                  (f) The Company agrees not to take any action (except as required by law, court order, or legal process) under Exon-Florio with respect to the transactions contemplated by this Agreement and/or any of the agreements relating to this Agreement.

                  (g) The Company acknowledges and agrees that the Company shall permit, and use its best efforts to facilitate, the assignment and transfer of the Escrowed Shares in order to cure any violation or asserted violation of Exon-Florio arising out of the Purchaser's ownership of the Escrowed Shares.

         6. Company's Conditions to Closing. The Company's obligation to issue and sell the Notes will be subject to the accuracy of the representations and warranties of the Purchaser and to the performance by the Purchaser of its/his obligations hereunder.

         7. Purchaser's Conditions to Closing. The Purchaser's obligation to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchaser shall have received from Company's Chief Executive Officer or President and the Chief Financial Officer of the Company a certificate, dated the Closing Date, in which such officers shall state that, to the best of their knowledge and after reasonable investigation, the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (b) The Purchaser shall have received from the Company's Chief Executive Officer, President and Chief Financial Officer a certification in substantially the form of Exhibit E hereto with respect to the Company's use of the proceeds resulting from the sale and purchase of the Notes.

                  (c) The Purchaser shall have received on the Closing Date the opinion of Gallagher, Briody & Butler, counsel to the Company, dated the Closing Date, to the effect that:

                           (i) The Company is validly existing and is in good
standing under the laws of the State of Delaware;

                           (ii) This Agreement has been duly authorized,
executed and delivered by the Company;

                           (iii)  The Notes have been duly authorized, and when
executed and delivered to and paid for by the Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and subject, as to enforcement of the conversion right of the Notes held by foreign persons, to Exon-Florio;

                           (iv) Assuming that the representations, warranties
and covenants of the Purchaser contained in this Agreement are true and correct or have been and will be complied with, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities or the performance by the Company of its obligations thereunder, the conversion of the Notes into shares of Common Stock, the issuance of those certain shares (the "Escrowed Shares") to be issued in accordance with a certain stock purchase agreement of even date herewith in the event that the Notes are not repaid on or before the expiration of the 90-day period commencing on the Closing Date, or the consummation by the Company of the transactions contemplated by this Agreement.

                  The foregoing opinion may be limited to the laws of the United States, the laws of the State of New Jersey, and the laws of the State of Delaware. Gallagher, Briody & Butler may rely as to questions of fact upon the representations of the Company and the Purchasers set forth in this Agreement and upon certificates of officers of the Company and of government officials. In addition, Gallagher, Briody & Butler may state that it has made no special inquiry or investigation in respect of opinions that are rendered to the knowledge and information of such firm.

         8.       Offering of Securities; Restrictions on Transfer.

                  (a) The Purchaser acknowledges and agrees that the Notes and the Escrowed Shares issuable upon conversion of the Notes have not been and will not be registered under the Securities Act and have not been and may not be offered or sold within the United States or to, or for the account or benefit of, United States persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser represents and agrees that it/he will offer and sell the Securities only in accordance with (i) Regulation S, (ii) an exemption from registration under the Securities Act, or (iii) an effective registration statement under the Securities Act. Without limiting the generality of the foregoing, the Purchaser agrees that it/he will not transfer the Notes and Escrowed Shares on or prior to forty (40) days after the Closing Date.

                  (b) The Purchaser further acknowledges and agrees that neither it/he nor its/his affiliates, nor any persons acting on its/his behalf, has engaged or will engage in any directed selling efforts in the United States (as defined in Regulation S) with respect to the Securities, and the Purchaser, its/his affiliates and all persons acting on each Purchaser's behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser agrees that, at or prior to confirmation of any sale of Securities the Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from such Purchaser during the restricted period a confirmation or notice to substantially the following effect:

                  "The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution thereof at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                  (c) The Purchaser is not a "distributor" as that term is used in Regulation S.

                  (d) The Purchaser agrees that it/he will not offer or sell the Securities purchased from the Company hereunder by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act).

                  (e) The Purchaser represents, warrants and agrees that it/he will not offer or sell any Securities in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and that the Purchaser will take at its/his own expense whatever action is required to permit offers, sales or the purchase and resale by it/him of the Securities. The Purchaser understands that no action has been taken by the Company to permit a public or private offering in any jurisdiction outside the United States where action would be required for such purpose.

                  (f) The Purchaser represents and agrees that any activities with respect to the Securities or the Common Stock in connection with the distribution of the Securities will be conducted in compliance with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") including without limitation Rule 10b-7 under the Exchange Act to the extent such Rule is applicable thereto.

                  (g) (1) The Purchaser agrees that any distributor shall agree in writing that all offers and sales of the Securities prior to the expiration of the restricted period specified in Rule 903(c)(2) or (3), as applicable, shall be made only: in accordance with the provisions of Rule 903 or 904; pursuant to registration of the Securities under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act; and

                           (2) All offering materials and documents (other than
press releases) used in connection with offers and sales of the Securities prior to the expiration of the restricted period specified in Rule 903(c)(2) or (3), as applicable, shall include statements to the effect that the Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the Securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Such statements shall appear:

                                    (i) on the cover or inside cover page of any
prospectus or offering circular used in connection with the offer or sale of the Securities;

                                    (ii) in the underwriting section of any
prospectus or offering circular used in connection with the offer or sale of the Securities;

                                    (iii) in any advertisement made or issued by
the issuer, any distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. Such statements may appear in summary form on prospectus cover pages and in advertisements.

                           (3) The Purchaser acknowledges and agrees that any
offer or sale of the Securities, if made prior to the expiration of a 40-day restricted period, shall not be made to a U.S. person or for the account or benefit of a U.S. person (other than a distributor).

                           (4) The Purchaser acknowledges and agrees that any
distributor selling Securities to a distributor, a dealer, as defined in Section 2(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in respect of the securities sold, prior to the expiration of a 40-day restricted period, shall agree to send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

                  (h) The Purchaser agrees that in the case of an offer or sale of Securities prior to the expiration of the restricted period specified in Rule 903(c)(2) or (3), a applicable, by a dealer, as defined in Section 2(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in respect of the securities offered or sold:

                           (i) neither the seller nor any person acting on his
behalf knows that the offeree or buyer of the securities is a U.S. person; and

                           (ii)     if the seller or any person acting on the
seller's behalf knows that the Purchaser is a dealer, as defined in Section 2(12) of the Securities Act, or is a person receiving a selling concession, fee or other remuneration in respect of the Securities sold, the seller or a person acting on the seller's behalf sends to the Purchaser a confirmation or other notice stating that the Securities may be offered and sold during the restricted period only: in accordance with the provisions of Regulation S; pursuant to registration of the securities under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act.

                  Terms used in this Section 8 and Section 5 have the meanings given to them by Regulation S, unless otherwise indicated. The Purchasers agree to indemnify and hold the Company, its officers, directors, attorneys, representatives, and shareholders, or any person who may be deemed to control the Company, harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the Purchasers' representations, warranties or statements or the breach of any of the agreements contained herein to the extent, but only to the extent, that such loss, liability, claim, damage or expense results primarily from the Purchasers' gross negligence, recklessness or bad faith with respect to such representation, warranty, statement or agreement.

         9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted hereto shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof.

         10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchaser shall be directed to the Purchaser at the address set forth on the signature page of this Agreement; and notices to the Company shall be directed to it at 5115 Campus Drive, Plymouth Meeting, PA 19462-1129, Attn: Thomas R. Thomsen, Chairman and Chief Executive Officer.

         11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns, provided that the Notes shall be non-negotiable and non-transferable. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

         12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.












                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between the Company, on the one hand, and you on the other hand.

                                         Very truly yours,

                                         LITHIUM TECHNOLOGY CORPORATION


                                         By:__________________________________
                                            Thomas R. Thomsen, Chairman
                                            and Chief Executive Officer

Agreed and Accepted:

PURCHASER:
                                                           Principal Amount of
                                                           Convertible Notes to
Name of Purchaser:                                         be Purchased:


_________________________________

Signature of Purchaser's
Authorized Officer:

_________________________________


Name of Purchaser's Authorized
Officer (Please Print):

_________________________________


Title of Purchaser's Authorized
Officer:

_________________________________


Purchaser's Address:_____________
_________________________________
Purchaser's Jurisdiction of
Organization:____________________
Purchaser's Telephone
Number:__________________________
Purchaser's Fax
Number:_________________________